UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 14, 2010
VIDEO DISPLAY CORPORATION
(Exact name of registrant as specified in its charter)

Georgia (State of incorporation)	0-13394 (Commission File Number)	58-1217564 (IRS Employer Identification No.)

1868 Tucker Industrial Road
Tucker, Georgia		30084
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (770) 938-2080
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On January 13, 2010, Video Display Corporation issued a press release announcing the results of operations for the third quarter of Fiscal 2010 ended November 30, 2009. A copy of the release is included as exhibit 99.1 of this form 8-K and is included herein by reference.
The information in this Item 2.02 of this Form 8-K, including Exhibit 99.1 attached, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit
Number	Description of Exhibit
99.1	Press Release of Video Display Corporation, Dated January 13, 2010.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2010	VIDEO DISPLAY CORPORATION
	By:	/s/ Ronald D. Ordway
Ronald D. Ordway
Chief Executive Officer